Exhibit 10.1 SEVERANCE AGREEMENT This SEVERANCE AGREEMENT (the "Agreement") is made as of _________, 2018, by and between KNOLL, INC., a Delaware corporation (the "Company"), and ("Executive"). WHEREAS, Executive accepted employment to serve as . WHEREAS, the Company desires to assure the Executive that he or she will be paid a severance benefit in the event the Company terminates his or her employment without Cause (as defined herein), and the parties intend this Severance Agreement to evidence the severance arrangement between the Company and Executive which shall supersede in its entirety any previous oral or written promise of severance made to the Executive. WHEREAS, the Executive has been and will be provided access to the Company’s most sensitive confidential information and important customer, supplier, and vendor relationships. NOW, THEREFORE, in consideration of the mutual covenants set forth herein and intending to be legally bound, the parties hereby agree as follows. 1. Employment and Termination a. At Will Employment. Executive shall be and continue as an “at will” employee of the Company. The Executive shall be entitled to receive such compensation and benefits as the Company shall determine appropriate from time to time. This Agreement is not a contract of employment and shall not be interpreted to change the Executive's status as an employee “at will” of the Company. The purpose of this Agreement is to provide for payment of severance amounts in the event the Executive's employment with the Company is terminated without Cause under the specific terms and conditions set forth herein. b. Severance. In the event of the occurrence of any Triggering Event (as hereinafter defined), and subject to Executive's execution, delivery and non- revocation of a general waiver and release of claims, in a form acceptable to the Company, within forty-five (45) days following a Triggering Event (the "Release Condition"), the Company shall provide to Executive a lump sum severance payment (the "Severance Payment") in immediately available funds in an amount equal to twelve (12) months of Executive’s base salary. The Severance Payment will be made not later than sixty (60) days following the Triggering Event, provided that the Release Condition has been satisfied. c. Accrued Payments. In addition to the Severance Payment, Executive shall be entitled to receive as soon as practicable, and in all events within 30 days following the date of the Triggering Event, payment of any accrued but unpaid

Exhibit 10.1 base salary and any accrued and unreimbursed business expenses in accordance with Company policy in each case accrued or incurred through the date of the Triggering Event (“Accrued Payments”). d. Triggering Event. A Triggering Event shall be deemed to occur only if the Company terminates the Executive's employment with the Company without Cause. Termination of employment on account of death or disability shall not constitute a triggering event. “Disability” means disability as defined in any employment agreement between the Executive and the Company or any Subsidiary or, in the absence of any such definition, means any physical or mental disability or infirmity that prevents the performance of the Executive’s duties with the Company or Subsidiary for a period of (i) ninety (90) consecutive days or (ii) one hundred eighty (180) non-consecutive days during any twelve (12) month period. The definition of “Disability” herein shall not modify, amend or otherwise affect the definition of “Disability” in any employment or other agreement with the Company or any Subsidiary. e. Termination by the Company for Cause. For purposes of this Agreement, "Cause" means: (i) the substantial and continued failure of the Executive to perform material duties reasonably required of the Executive by the Company or any Subsidiary or the Company’s Board of Directors, as applicable (it being understood that a failure to attain performance objectives shall not in and of itself be treated as a failure to perform material duties for purpose of this clause (i)) for a period of not less than thirty (30) consecutive days, provided notice in writing from the Company or its Board of Directors, as applicable, is given to the Executive specifying in reasonable detail the circumstances constituting such substantial and continued failure; (ii) conduct by the Executive substantially disloyal to the Company which conduct is identified in reasonable detail by notice in writing from the Company or the Board of Directors, as applicable, and which conduct, if susceptible of cure, is not cured by the Executive within thirty (30) days of the Executive’s receipt of such notice; (iii) any act of fraud, embezzlement or misappropriation by the Executive against the Company or any Subsidiary; (iv) any material violation of the Company’s Code of Ethics or other policies; or (v) the conviction of the Executive of a felony or plea by the Executive of guilty or “nolo contendere” to the charge of a felony.

Exhibit 10.1 The definition of “Cause” herein shall not modify, amend or otherwise affect the definition of “Cause” in any employment or other agreement with the Company or any Subsidiary. f. Resignation from Other Positions on Termination. Executive acknowledges and agrees that effective as of the date of the Triggering Event, Executive shall be deemed to have resigned from any and all titles, positions and appointments Executive holds in the Company, or any of their subsidiaries or affiliates, whether as an officer, director, or employee, consultant, independent contract or otherwise. Executive agrees to execute such documents as the Company in its sole discretion, shall reasonably deem necessary to effect such resignations. 2. Non-Competition a. During Executive’s employment with the Company and for a period of twelve (12) months following any Triggering Event, the Executive Shall not directly or indirectly, whether as an employee, consultant, independent contractor, partner, joint venture or otherwise, (i) engage in any business activities which are competitive with any type or kind of business activities conducted by the Company or any of its subsidiaries or affiliates during Executive’s employment (provided that Executive may own, directly or indirectly, up to 1% of the outstanding capital stock of any business having a class of capital stock which is traded on any national stock exchange, interdealer quotation system or in the over-the-counter market); (ii) solicit or induce, or in any manner attempt to solicit or induce, any person employed by, or engaged as an independent contractor of, the Company or any of its subsidiaries or affiliates to terminate such person's employment or agency, as the case may be, with the Company or any of its subsidiaries or affiliates; (iii) solicit, or attempt to sell any products similar to those offered by the Company or any of its subsidiaries or affiliates to any customer or distributor with whom the Company or its subsidiary or affiliate has done business within the previous two years; or (iv) divert, or attempt to divert, any person, concern, or entity from doing business with the Company or any of its subsidiaries or affiliates as a customer, distributor, supplier or vendor, or diminishing said business relationship. b. Executive and the Company agree that the restrictions, prohibitions and other provisions of this Section 2 are reasonable, fair, and equitable in scope, terms, and duration, are necessary to protect the legitimate business interests of the Company and are a material inducement to the Company to enter into this Agreement. In the event of the breach by the Executive of the terms and conditions of this Section 2, Executive must immediately return the entire amount of the Severance Payment to the Company. In addition to this monetary remedy for any breach, the Company will be entitled to institute and prosecute proceedings in any court of competent jurisdiction to enjoin the Executive from continuing to breach the provisions of this Section 2. In such action, the Company will not be required to plead or prove irreparable harm or lack of an adequate remedy at law. 3. Miscellaneous

Exhibit 10.1 a. Severability/ Reformation. If any term or provision of this Agreement or the application hereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall, notwithstanding said invalidity, remain valid and enforceable to the fullest extent permitted by law. If any of the provisions contained in Section 2 of this Agreement are for any reason determined by a court of competent jurisdiction to be excessively broad as to duration, activity, or geographical area, the provision will be construed by limiting or reducing it so as to be enforceable to the extent compatible with applicable laws. b. Entire Agreement/Amendment. This Agreement represents the entire agreement of the parties and supersedes all prior agreements and understandings, whether verbal or written, concerning severance compensation to be paid on or after the Executive's termination of employment. This Agreement may be amended only by a written agreement signed by both parties. c. Release and Waiver. Notwithstanding any other provision of this Agreement to the contrary, Executive acknowledges and agrees that any and all payments and benefits, other than the Accrued Payments, are conditioned upon and subject to the Executive's satisfaction of the Release Condition and compliance with Section 2 above. d. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. The parties hereto submit to the in personam jurisdiction of the federal and state courts in Montgomery County, Pennsylvania and agree that such courts shall be the sole and exclusive forum for the resolution of any disputes between them. e. Assignability. This Agreement is personal to the parties and may not be assigned by either of the parties without the prior written consent of the other party hereto. f. Section 409A. (i) For purposes of this Agreement, "Section 409A" means Section 409A of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder (and such other Treasury or Internal Revenue Service guidance) as in effect from time to time. The parties intend that any amounts payable hereunder that could constitute "deferred compensation" within the meaning of Section 409A will be compliant with Section 409A. Notwithstanding the foregoing, Executive shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or for the account of Executive in connection with this Agreement (including any taxes and penalties under Section 409A),

Exhibit 10.1 and neither the Company nor any of its Subsidiaries or Affiliates shall have any obligation to indemnify or otherwise hold Executive (or any beneficiary) harmless from any or all of such taxes or penalties. (ii) Notwithstanding anything in this Agreement to the contrary, in the event that Executive is deemed to be a "specified employee" within the meaning of Section 409A(a)(2)(B)(i) and Executive is not "disabled" within the meaning of Section 409A(a)(2)(C), no payments hereunder that are "deferred compensation" subject to Section 409A shall be made to Executive prior to the date that is six (6) months after the date of Executive's "separation from service" (as defined in Section 409A) or, if earlier, Executive's date of death. Following any applicable six (6) month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A that is also a business day. (iii) For purposes of this Agreement, with respect to payments of any amounts that are considered to be "deferred compensation" subject to Section 409A, references to "termination of employment" (and substantially similar phrases) shall be interpreted and applied in a manner that is consistent with the requirements of Section 409A. g. Waiver of Jury Trial. EXECUTIVE AND THE COMPANY KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM WHATSOEVER THAT COULD ARISE BETWEEN THEM AT ANY TIME IN THE FUTURE, INCLUDING, BUT NOT LIMITED TO, ANY CLAIMS ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CLAIMED BREACH OF CONTRACT, ANY CLAIM ARISING UNDER ANY FEDERAL, STATE OR LOCAL LAW OR ORDINANCE, SUCH AS TITLE VII OF THE CIVIL RIGHTS ACT, THE AGE DISCRIMINATION IN EMPLOYMENT ACT, THE AMERICANS WITH DISABILITIES ACT, THE FAMILY AND MEDICAL LEAVE ACT, AND ANY OTHER CLAIMS RELEATING TO EXECUTIVE’S EMPLOYMENT. Initials: _______ h. Withholding; Taxes. The Company may deduct and withhold from any amounts payable under this Agreement such federal, state, local, non-U.S. or other taxes as are required or permitted to be withheld pursuant to any applicable law or regulation. i. Independent Legal Advice. Executive is aware that he or she has the right to obtain independent legal advice before signing this Agreement. Executive

Exhibit 10.1 acknowledges and agrees that either such advice has been obtained or that Executive does not wish to seek or obtain such independent legal advice. IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have executed this Agreement or caused this Agreement to be executed the day and date first above written. KNOLL, INC. By: ___________________________ Title: __________________________ EXECUTIVE: ___________________________ Print Name: ___________________________